Exhibit 99.1

Sonder Holdings Inc. Reports Strong First Quarter 2021 Results Driven by Rapidly Increasing Travel Demand and Continued Operational Excellence

Q1 2021 Revenue of $31.6M grew 11% compared to Q4 2020

$77 Revenue per Available Room, Outperforming Traditional Hotels by 2.1x

Reaffirms Outlook for FY 2021 Revenue Growth of 49%

Gores Metropoulos II, Inc. Files Form S-4 in Connection with Previously Announced Business Combination

San Francisco, CA – July 7, 2021 – Sonder Holdings Inc. (“Sonder” or the “Company”), a leading next-generation hospitality company that is redefining the guest experience, today announced financial results for the quarter ending March 31, 2021. Sonder delivered robust unit and revenue growth, driven by strong indicators of a resurgence in travel demand. The Company believes its results show the differentiated value of its technology-enabled experience for both guests and real estate owners. In April 2021, Sonder entered into an agreement to combine with Gores Metropoulos II, Inc. (“GMII”) (Nasdaq: GMIIU, GMII and GMIIW), a special purpose acquisition company sponsored by affiliates of The Gores Group, LLC and Metropoulos & Co. In connection with its previously announced proposed business combination, GMII today announced the filing with the U.S. Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”), which contains a preliminary proxy statement/prospectus/consent solicitation statement.

“We’re thrilled with our strong first quarter results, which exceeded expectations across all key performance metrics. This momentum has continued to intensify through April and May, underscoring the start of what we expect to be a historic travel and hospitality rebound,” said Francis Davidson, Co-Founder and Chief Executive Officer of Sonder. “We anticipate demand will continue increasing as more people feel safe to travel again, creating significant and sustainable tailwinds for Sonder during the traditional peak leisure summer season and beyond. We believe that our tech-enabled, contactless experience provides reassurance to travelers emerging from the pandemic, and that we are well positioned to meet those needs with comfortable and inspiring spaces across the globe.”

“We had an exceptionally strong Memorial Day Weekend this year, with Average Daily Rates (“ADR”) achieving 95%+ of 2019 Memorial Day Weekend levels, and we’re continuing to see this accelerating ADR momentum into Q2 2021, highlighting the increase in travel demand relative to the start of the pandemic,” said Sanjay Banker, President and Chief Financial Officer of Sonder. “Given the strong start to the year, we are re-affirming our outlook for 2021 full year revenue growth of 49%, as well as our objective to grow our Total Portfolio by over 6,000 units (over 50% growth) this year.”

First Quarter 2021 Financial Results and Corporate Highlights:

•	Total Revenue of $31.6 million, an 11% increase compared to Q4 2020

•	$77 Revenue per available room (“RevPAR”), representing 64% of Q1 2019 (normalized pre-COVID-19 pandemic) levels, and 78% of Q1 2020

•	RevPAR outperformance vs. Traditional Hotels (upper upscale hotels in cities where Sonder operates) of approximately 2.1x, up from 0.9x in Q1 2020

•	66% Occupancy Rate, up from 63% in Q1 2020, representing the highest year-over-year improvement since Q2 2019

•	Total Portfolio growth to approximately 5,000 Live Units and over 13,000 total Live and Contracted Units as of May 31, 2021

•	Expansion into Spain with the addition of live properties in Barcelona and Madrid

Combination with Gores Metropoulos II

As previously announced on April 30, 2021, Sonder entered into an agreement to combine with GMII. As part of the transaction, Sonder and GMII raised a $200 million fully committed PIPE, led by an affiliate of The Gores Group, with participation from top-tier institutional investors, including Fidelity Management & Research Company LLC, funds and accounts managed by BlackRock, Atreides Management, LP, entities affiliated with Moore Capital Management, Principal Global Investors, LLC, and Senator Investment Group. The closing of the transaction and PIPE financing, which is expected to occur in the second half of 2021, is subject to certain customary closing conditions, including, among others, regulatory review and approval by GMII’s stockholders.

“We are confident that entering the public markets through our merger with Gores Metropoulos II will enable us to best capitalize on this momentum and our significant, growing market opportunity, further solidifying our position as the iconic 21st century brand in hospitality,” continued Davidson.

Further information about Sonder and its full first quarter fiscal year 2021 results can be found in the registration statement on Form S-4 and preliminary proxy statement/prospectus/consent solicitation statement contained therein that has been filed by GMII with the SEC.

While the registration statement has not yet become effective and the information contained therein is subject to change, it provides important information about Sonder and GMII, as well as the proposed business combination.

About Sonder

Sonder is revolutionizing hospitality through innovative, tech-powered service and inspiring, thoughtfully designed accommodations combined into one seamlessly managed experience. Officially launched in 2014 and headquartered in San Francisco, Sonder is making a world of better stays open to all with a variety of accommodation options — from rooms to suites and apartments — with Live Units in 35 markets spanning eight countries and three continents (as of May 31, 2021). Sonder’s innovative app empowers guests by making self-service features and 24/7 on-the-ground support just a tap away. From simple self check-in to boutique bathroom amenities, we bring the best of a hotel without any of the formality.

To learn more, visit www.sonder.com or follow Sonder on Facebook, Twitter or Instagram. Download the Sonder app on Apple or Google Play.

About Gores Metropoulos II, Inc.

Gores Metropoulos II, Inc. (“GMII”) (Nasdaq: GMIIU, GMII and GMIIW) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Metropoulos & Co. whose Principals are Dean, Evan and Daren Metropoulos. GMII was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Mr. Gores and Mr. Metropoulos together have more than 65 years of combined experience as entrepreneurs, operators and investors across diverse sectors including industrials, technology, media and entertainment, business services, healthcare and consumer products and services. Over the course of their careers, Mr. Gores and Mr. Metropoulos and their respective teams have invested in more than 180 portfolio companies through varying macroeconomic environments with a consistent, operationally-oriented investment strategy. For more information, please visit www.gores.com.

Sonder’s Use of Non-GAAP Financial Measures

Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), by providing additional financial measures that are not prepared in accordance with GAAP, including Adjusted Gross Profit, Property Level Costs, Property Level Profit and Adjusted EBITDA. Sonder believes that the disclosure of these non-GAAP financial measures provides investors with additional information that reflects the amounts and financial basis upon which Sonder’s management assesses and operates its business. Sonder’s definition may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP.

Key Terms

Sonder’s Total Portfolio represents Live Units plus Contracted Units. This includes any unit that has a signed real estate contract, regardless of whether or not the unit is available for guests to book. This excludes any units that have been dropped (i.e., the lease was terminated or allowed to expire). Live Units are defined as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is able to generate revenue from these units. Contracted Units are units for which Sonder has signed real estate contracts, but are not yet available for guests to book. Sonder is not yet able to generate revenue from these units.

Sonder defines Occupancy Rate (“OR”) as Occupied Nights divided by Bookable Nights, expressed as a percentage. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures of greater than 30 nights. Occupied Nights represents the total number of nights occupied across all Live Units.

Revenue Per Available Room (“RevPAR”) represents the average revenue earned per available night, and is calculated by dividing revenue by Bookable Nights. Average Daily Rate (“ADR”) represents the average revenue earned per night occupied and is calculated as revenue divided by Occupied Nights.

Additional Information and Where to Find It

Additional information about the proposed business combination, including a copy of the Merger Agreement provided in a Current Report on Form 8-K filed by GMII with the SEC on April 30, 2021, and a copy of an updated investor presentation provided in a Current Report on Form 8-K filed by GMII with the SEC on July 7, 2021, is available at www.sec.gov. In connection with the proposed business combination, GMII has filed a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement, prospectus and consent solicitation statement with respect to GMII’s securities to be issued in connection with the proposed business combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus/consent solicitation statement contained therein, when it is declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of GMII’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. GMII may also file other documents regarding the proposed business combination with the SEC. GMII stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus/consent solicitation statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed business combination.

When available, the definitive proxy statement/prospectus/consent solicitation statement will be mailed to GMII stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting. GMII investors and securityholders will also be able to obtain copies of the definitive proxy statement/prospectus/ consent solicitation statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, GMII’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

GMII, Sonder and their respective directors and officers may be deemed participants in the solicitation of proxies of GMII stockholders in connection with the proposed business combination. GMII stockholders and other interested persons may obtain, without charge, more detailed information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination by reading GMII’s registration statement on Form S-1 (File No. 333-251663), which was declared effective by the SEC on January 19, 2021, and the proxy statement/prospectus/consent solicitation statement regarding the proposed business combination.

You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Sonder’s forecasted revenue growth, Sonder’s growth in total unit portfolio, information concerning GMII’s or Sonder’s possible or assumed future financial or operating results and metrics, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, future operations, products and services, planned openings, expected unit contractings and the effects of regulation, including whether the proposed business combination will generate returns for stockholders. These forward-looking statements are based on GMII’s or Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GMII’s or Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of GMII or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed business combination; (d) the inability to complete the PIPE; (e) the risk that the proposed business combination disrupts current plans and operations of Sonder or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies); (i) the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors; (j) risks related to the impact of the COVID-19 pandemic; and (k) other risks and uncertainties described in the final proxy statement/prospectus/consent solicitation statement, including those under the heading “Risk Factors” therein, and other documents filed by GMII from time to time with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither GMII nor Sonder undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in GMII’s reports filed and to be filed with the SEC and available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication relates to a proposed business combination between GMII and Sonder. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CONTACTS

For Sonder:

Media Contacts

Finsbury Glover Hering

press@sonder.com

Investor Contacts

Chris Mammone, The Blueshirt Group

ir@sonder.com

For The Gores Group and affiliates:

Jennifer Kwon Chou

Managing Director

The Gores Group

310-209-3010

jchou@gores.com

OR

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com